Exhibit 99.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”), dated as of November 14, 2025, is made by and among FB Financial Corporation, a Tennessee corporation (the “Company”), the Estate of James W. Ayers (the “Selling Shareholder”) and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

A.            Subject to the terms and conditions set forth in this Agreement and pursuant to an effective shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Selling Shareholder desires sell to the Purchasers, and the Purchasers desires to purchase from the Selling Shareholder an aggregate of 2,162,052 shares (the “Shares”) of the Company’s common stock, par value $1.00 per share (the “Common Stock”) (such sale and purchase of the Shares, the “Sale”).

B.            The capitalized terms used herein and not otherwise defined have the meanings given them in Article 7.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Selling Shareholder and the Purchasers (severally and not jointly) hereby agree as follows:

Article 1

PURCHASE AND SALE OF SHARES

1.1           Registered Direct Offering. The Sale is being made pursuant to (a) an effective Registration Statement on Form S-3ASR (File No. 333-291507) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), and (b) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Sale that has been or will be filed with the Commission and delivered to the Purchasers (or made available to the Purchasers by the filing by the Company of an electronic version thereof with the Commission).

1.2           Purchase and Sale of Shares. At the Closing, the Selling Shareholder shall sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Selling Shareholder, the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto. The purchase price for each Share shall be $51.50 (the “Purchase Price”).

1.3           Payment. At the Closing, each Purchaser will pay the Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Selling Shareholder to the Purchasers not later than 5:00 p.m., Eastern time, on the Business Day immediately preceding the Closing Date. At the Closing, the Selling Shareholder will instruct the broker acting as its custodian for the Shares to transfer the Shares hereunder as held in a brokerage account by the broker on an expedited basis to the Purchasers in accordance with the allocation set forth on Exhibit A against delivery of the Purchase Price on the Closing Date. Notwithstanding anything in this Agreement to the contrary and as may be agreed to among the Selling Shareholder and a Purchaser if such Purchaser informs the Selling Shareholder that (a) it is an investment company registered under the Investment Company Act of 1940, as amended, (b) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (c) that its internal compliance policies and procedures so require it, then the payment of the Purchase Price and transfer of the Shares shall be made via Delivery Versus Payment settlement.

1.4           Closing Date. The closing of the transaction contemplated by this Agreement will take place on November 17, 2025 (the “Closing Date”) and the closing (the “Closing”) shall all take place remotely by electronic transfer of the Closing documentation or at such other time and place as shall be agreed upon in writing by the Company, the Selling Shareholder and the Purchasers hereunder of a majority in interest of the aggregate Shares.

1.5           Pending Dividend. On October 24, 2025, the Company declared a cash dividend on the Common Stock of $0.19 per share, payable on November 25, 2025 to shareholders of record as of November 11, 2025. The parties agree and acknowledge that the Selling Shareholder was the shareholder of record of the Shares on November 11, 2025, and as a result will receive and be entitled to retain such dividend.

Article 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to each Purchaser as of the date hereof and as of the Closing Date that:

2.1           Organization and Qualification.

(a)           The Company is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee, with full corporate power and authority to own, lease and operate its properties and conduct its business as currently conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing under the laws of each other jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have a Material Adverse Effect.

(b)           Each Subsidiary of the Company is duly incorporated (or organized) and is validly existing as a corporation or other organization (or, in the case of FirstBank (the “Bank”), as a state bank) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as disclosed in the SEC Documents. Each Subsidiary is duly qualified as a foreign corporation (or other organization) to do business and is in good standing under the laws of each other jurisdiction in which the nature of the business conducted by it or property owned or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have a Material Adverse Effect. The Company does not own, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Exhibit 21.1 to the Company’s most recent Annual Report filed on Form 10-K.

2.2           Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the Transactions have been duly authorized by the Company’s Board of Directors (or a duly appointed and authorized committee thereof) and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

2.3           Capitalization. The authorized capital stock of the Company, as of October 31, 2025, consisted of 75,000,000 shares of Common Stock, $1.00 par value per share, of which 53,462,482 shares were issued and outstanding and 2,000,000 shares of Preferred Stock, no par value per share, none of which is outstanding. All of the issued and outstanding shares of Common Stock, including the Shares, have been duly authorized, validly issued, fully paid, and nonassessable and have been issued and sold in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock was issued and sold in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described in the SEC Documents. The descriptions of the Company’s equity incentive plans, and the equity awards granted thereunder, set forth in the SEC Documents accurately and fairly present the information required to be shown with respect to such plans and awards. The Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), as in effect on the date hereof, and the Company’s Amended and Restated Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents and no amendment or modification of either the Certificate of Incorporation or the Bylaws has been approved by, or has been presented to, the shareholders or the Board of Directors of the Company.

2.4           Compliance with Laws.

(a)           The Company and each Subsidiary has been and is in compliance with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders of, or agreements with, the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (“FDIC”), the Tennessee Department of Financial Institutions, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act (“CRA”), the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination, the Bank Secrecy Act, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or body), except where failure to be so in compliance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b)           The Company and the Bank have no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that could cause the Bank (i) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”, (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 (or otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA PATRIOT Act, or any order issued with respect to the Money Laundering Laws, or (iii) to be deemed not to be in satisfactory compliance, in all material respects, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Bank.

(c)           Since December 31, 2020, the Company, the Bank and each of their respective Subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, and any other applicable federal or state securities or banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, and any other applicable federal or state securities or banking authorities, as the case may be.

(d)           As of September 30, 2025, each of the Company and the Bank met or exceeded the standards necessary to be considered “well capitalized” under the Federal Reserve’s definition and under the FDIC’s regulatory framework for prompt corrective action, respectively.

(e)           None of the Company, the Bank or any of their respective Subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, or any other bank regulatory authority that imposes any material restrictions or requirements not generally applicable to bank holding companies or commercial banks, nor has the Company, the Bank or any of their respective Subsidiaries been advised by any bank regulatory authority that it is considering issuing, initiating, ordering, or requesting any such agreement, memorandum of understanding, consent decree, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement.

(f)           Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Bank and each of its Subsidiaries has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. Neither the Bank nor any of its Subsidiaries or any of their respective directors, officers or employees has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. Except as could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(g)           The deposit accounts of the Bank are insured by the FDIC up to the legal maximum, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

2.5           No Conflicts; Government Consents; No Defaults and Permits.

(a)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or the organizational documents of any of its Subsidiaries or require the approval of the Company’s stockholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, mortgage, deed of trust, loan agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject, including, without limitation, the rules and regulations of the NYSE) applicable to the Company, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as could not reasonably be expected to have a Material Adverse Effect.

(b)           Other than the filing of the Prospectus Supplement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, other than such as have been made or obtained, and except for the registration of the Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, which filings and/or notifications will be made prior to Closing or if permitted by such laws in the prescribed period after Closing.

(c)           Neither the Company nor any Subsidiary is (i) in violation of its Certificate of Incorporation, Bylaws, or other organizational documents, (ii) in violation of any statute, law, rule, regulation, order, decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (iii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (ii) and (iii), where any such violation or default, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d)           The Company and each of its Subsidiaries has all franchises, permits, licenses, and any similar authority (collectively, “Permits”) necessary for the conduct of its business as now being conducted by it and as currently proposed to be conducted as disclosed in the SEC Documents, except for such franchise, permit, license or similar authority, the lack of which could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary is in compliance with the terms and conditions of all such Permits and all such Permits are valid and in full force and effect. Neither the Company nor any of its Subsidiaries has received any actual notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification could not reasonably be expected to have a Material Adverse Effect.

2.6           Registration Statement. The Company has prepared and filed the Registration Statement (which became effective on November 13, 2025), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement, in conformity with the requirements of the Securities Act. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act pursuant to General Instruction I.B.3 of Form S-3.

2.7           SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since the Company’s initial public offering of the Company’s Common Stock, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). True and complete copies of the SEC Documents are available through the SEC’s website at www.sec.gov. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the Financial Statements and the related notes complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All disclosures contained in the SEC Documents that constitute non-GAAP financial measures (as defined under the Securities Act and the Exchange Act) comply in all material respects with Regulation G and Item 10(e) of Regulation S-K, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the SEC as a part of the SEC Documents. All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company or any Subsidiary of the Company is a party, or the property or assets of the Company or any Subsidiary of the Company are subject, have been filed as exhibits to the SEC Documents. All Material Agreements are valid and enforceable against the Company and/or a Subsidiary of the Company, as applicable in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or default under any of the Material Agreements, and to the Company’s knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement, except in each case, for such breaches or defaults as could not reasonably be expected to have a Material Adverse Effect. The Company has not received a notice of termination nor is the Company otherwise aware of any threat to terminate any of the Material Agreements.

2.8           Disclosure Controls and Procedures. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any of its consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed audited annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, (i) there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting or (ii) the Company has not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries.

2.9           Accounting Controls. The Company and each of its Subsidiaries has made and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.10         Absence of Litigation. As of the date hereof, other than as disclosed in the SEC Documents, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Neither the Company, any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company or any of its Subsidiaries other than as disclosed in the SEC Documents. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC of the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries relating to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

2.11         Intellectual Property Rights. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any respect with any such rights of others. The Company and its Subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how.

2.12         Placement Agents. The Company has taken no action that would give rise to any claim by any Person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the Transactions.

2.13         Investment Company. The Company is not and, after giving effect to the offering and Sale, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.14         No Material Adverse Change. Since December 31, 2024, except as described or referred to in the SEC Documents on or prior to the date hereof and except for cash expenditures in the ordinary course of business, there has not been any change in the assets, business, properties, financial condition or results of operations of the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. Since December 31, 2024, except as described or referred to in the SEC Documents on or prior to the date hereof, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise.

2.15         The New York Stock Exchange. The Shares and the Common Stock are listed on the New York Stock Exchange (“NYSE”), and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Shares. The Company is in compliance in all material respects with the requirements of NYSE for continued listing of the Common Stock thereon and any other NYSE listing and maintenance requirements.

2.16         Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the Transactions. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the Transactions and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the Transactions is merely incidental to such Purchaser’s purchase of the Shares. The Company further represents to each Purchaser and the Selling Shareholder that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the Transactions by the Company and its representatives.

2.17         Accountants. (i) Crowe LLP, who will have expressed or will express, as the case may be, their opinion with respect to certain of the audited financial statements and schedules to be included as a part of any Registration Statement prior to the filing of any such Registration Statement, are (A) independent accountants as required by the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”) and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act. Crowe LLP is and at the time it audited and reviewed such financial statements a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn. (ii) Mauldin & Jenkins, LLC, who will have expressed or will express, as the case may be, their opinion with respect to certain of the audited financial statements and schedules of Southern States Bancshares, Inc. to be included as a part of any Registration Statement prior to the filing of any such Registration Statement, are (A) independent accountants with respect to Southern States Bancshares, Inc. as required by the Securities Act, the Exchange Act and the rules of the PCAOB and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act. Mauldin & Jenkins, LLC is and at the time it audited and reviewed such financial statements a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

2.18         Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company or such Subsidiary is engaged, (ii) with the resources of the Company or such Subsidiary, and (iii) at a similar stage of development as the Company or such Subsidiary. Neither the Company nor any such Subsidiary has received any written notice that the Company or such Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it and each of its Subsidiaries will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.19         Labor Disputes. No material labor dispute with the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any such Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, could be expected to result in a Material Adverse Effect. To the Company’s knowledge, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters.

2.20         Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any such Subsidiary (i) used any corporate funds of the Company or any of its Subsidiaries to give, agree, offer or promise to give any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) directly or indirectly given, agreed, offered or promised to give any unlawful gift, contribution, payment, rebate, payoff, influence payment, bribe or kickback to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, Laws enacted to comply with the UN Convention Against Corruption and the OECD Anti-Bribery Convention, or any other anti-corruption or anti-bribery Law or requirement applicable to the Company and each of its Subsidiaries; (iv) directly, or indirectly through a third party, made, offered, paid, authorized, facilitated, or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, for the purpose of securing an improper advantage for the Company or any of its Subsidiaries; (v) established or maintained any unlawful fund of monies or other assets of the Company or any of its Subsidiaries; (vi) made any fraudulent entry on the books and records of the Company or any of its Subsidiaries; (vii) been under administrative, civil, or criminal investigation, indictment, suspension, debarment, or audit (other than a routine contract audit) by any party, in connection with alleged or possible violations of any Law that prohibits bribery, corruption, fraud or other improper payments; or (viii) violated or is in violation of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, the USA PATRIOT ACT of 2001, the money laundering Laws of any jurisdiction and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any governmental or regulatory authority or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and each of its Subsidiaries and Affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

2.21         Taxes. The Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except with respect to any taxes that are currently being contested in good faith and with respect to which appropriate reserves have been made in accordance with GAAP or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Company and its Subsidiaries have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which the above referenced returns apply; and except as otherwise disclosed in the SEC Documents, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except for tax deficiencies that could not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect.

2.22         Real and Personal Property. The Company has good and indefeasible title to, or has valid rights to lease or otherwise use, all material items of real and personal property owned by it, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that do not materially interfere with the use or proposed use of such property by the Company. Any real property and buildings held under lease by the Company or any of its Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any such Subsidiary.

2.23         Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the Transactions will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation (other than those state antitakeover laws described in Exhibit 4.2 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024).

2.24         No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of the Shares.

2.25         Related Party Transactions. All transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any Affiliate or Affiliates of any such officer or director, on the other hand, prior to the date hereof required to be disclosed by applicable SEC rules and regulations have been disclosed in the SEC Documents.

2.26           Environmental Laws. Neither the Company nor any of its Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

2.27         ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company would reasonably be expected to have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company or its Subsidiaries; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its Subsidiaries; (iii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its Subsidiaries; (iv) neither the Company nor any ERISA Affiliate (as defined below) has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to an employee benefit plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of an employee benefit plan subject to Title IV of ERISA (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (v) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its Subsidiaries. ERISA Affiliate means, with respect to the Company, any member of any group of organizations described in Section 414 of the Code of which the Company is a member.

2.28         Anti-Money Laundering Laws. The operations of the Company and each of its Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of all Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

2.29         Sanctions. None of the Company, any of its Subsidiaries or any officer or director of either the Company or any such Subsidiary, nor, to the knowledge of the Company, after due inquiry, any agent, employee, affiliate or person acting on behalf of the Company or any of its Subsidiaries is or has been (i) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (A) Crimea, Cuba, Iran, North Korea, Syria, and the so-called Luhansk Peoples Republic, the so-called Donetsk Peoples Republic and separatist-controlled portions of the Kherson and Zaporizhzhia regions of Ukraine (“Sanctioned Countries”), (B) the government of any Sanctioned Country, (C) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (D) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any of its Subsidiaries, or any joint venture partner or other Person , for the purpose of financing the activities of or business with any Person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any Person (including any Person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (ii) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States Law; (iii) is a Person currently the subject of any Sanctions; or (iv) located, organized or resident in any Sanctioned Country.

2.30         Bank Holding Company Act. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and meets in all material respects the applicable requirements for qualification as such. The activities of the Subsidiaries are permitted of subsidiaries of a bank holding company under applicable law and the rules and regulations of the Federal Reserve set forth in Title 12 of the Code of Federal Regulations. The Bank holds the requisite authority to do business as a state-chartered bank with banking powers under the laws of the State of Tennessee. The Bank has been duly chartered and is validly existing as a Tennessee-chartered commercial bank. The Bank is the only depository institution that is a Subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of its jurisdiction of organization.

2.31         Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

2.32         No Additional Agreements. Except pursuant to the Company’s equity plans as described in the SEC Documents filed prior to the date of this Agreement, the Company has no agreements or understandings (including, without limitation, side letters) with any Purchaser or other Person to purchase shares of Common Stock on terms more favorable to such Person than as set forth herein.

2.33         Risk Management Instruments. The Company and its Subsidiaries have in place risk management policies and procedures designed to protect against risks of the type and in amounts reasonably expected to be incurred by companies of similar size and in similar lines of business as the Company and its Subsidiaries. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2023, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Subsidiaries, were entered into (a) only in the ordinary course of business, (b) in accordance with prudent practices and in all respects with all applicable laws, rules, regulations and regulatory policies and (c) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

2.34         Cybersecurity. (i) (a) There has been no security breach or other compromise of or relating to any of the Company’s or any of its Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (b) the Company and its Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except, in the case of clauses (i) and (ii) herein, as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and its Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and its Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

2.35         Compliance with Data Privacy Laws. (i) The Company and its Subsidiaries are, and at all times during the last three (3) years were, in compliance with all applicable state, federal and foreign data privacy and security laws and regulations, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of this Agreement will not result in a breach of any Privacy Laws or Policies.  Neither the Company nor any of its Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or its Subsidiaries under, or actual or potential violation by the Company or its Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

Article 3

SELLING SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

Selling Shareholder represents and warrants to the Company and each Purchaser, as of the date hereof and as of the Closing Date that:

3.1           Title. The Selling Shareholder has good and valid title to the Shares to be sold hereunder free and clear of all taxes, liens, encumbrances, charges, security interests, pledges, escrows, lock-up arrangements and restrictions on transfer, equities or adverse claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Purchasers. The Shares being purchased by each Purchaser are validly issued, fully paid and non-assessable and will be delivered to such Purchaser without any legend and with an unrestricted CUSIP. The sale of the Shares to such Purchaser will not be subject to any preemptive, participation rights, rights of first refusal or any other similar rights. Other than this Agreement, there are no outstanding rights, options, subscriptions or other agreements or commitments (oral or written) by which the Selling Shareholder is bound relating to its sale or transfer of the Shares, and, other than this Agreement, the Shares are not subject to any other purchase agreement, buy/sell agreement, proxy, voting agreement, voting trust agreement, right of first refusal, redemption or any other similar agreement or lock-up or other restriction on their transfer or sale or on the ability of the Purchasers to sell or transfer the Shares.

3.2           Authority; No Conflicts. This Agreement has been duly executed and delivered by the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms. The Selling Shareholder has full power and authority to enter into and consummate this Agreement and sell the Shares, and the consent of no other party or entity is necessary for the consummation of the Transactions. The execution, delivery and performance by the Selling Shareholder of this Agreement will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which the Selling Shareholder is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or result in the creation of any lien upon any of the properties or assets of the Selling Shareholder pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Selling Shareholder or any of the Selling Shareholder’s respective assets or properties.

3.3           Brokers. All negotiations related to this Agreement and the Transactions have been carried out by the Selling Shareholder directly with the Purchasers without intervention of any Person on behalf of the Selling Shareholder in such manner as to give rise to any valid claim by any Person against a Purchaser or the Company for a finder’s fee, brokerage commission or similar payment.

Article 4

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company and Selling Shareholder, severally and not jointly, with respect to itself and its purchase hereunder, as of the date hereof and as of the Closing Date that:

4.1           Intentionally omitted.

4.2           Acknowledgement of Risk.

(a)           The Purchaser acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation, (i) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Purchaser may not be able to liquidate its investment; (iii) transferability of the Shares may be limited; and (iv) in the event of a disposition of the Shares, the Purchaser could sustain the loss of its entire investment;

(b)           The Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares;

(c)           The Purchaser has, in connection with the Purchaser’s decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the information disclosed in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the Sale, relied solely upon the advice of such Purchaser’s own counsel and, except as explicitly provided for herein, has not relied upon or consulted any counsel to the Selling Shareholder or counsel to the Company; and

4.3           Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

4.4           Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the Transactions. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

4.5           Residency. Unless the Purchaser has otherwise notified the Company in writing, the Purchaser is a resident of, or organized under the laws of, the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

4.6           Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

4.7           No Intent to Effect a Change of Control. The Purchaser has no present intent to effect a “change of control” of the Company as such term is interpreted and understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

Article 5

COVENANTS

5.1           Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses. The Company is liable for, and will pay, the reasonable fees and disbursements of one counsel selected by the Selling Shareholder, which such fees and disbursements to be limited to fees and disbursements incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

5.2           Securities Laws Disclosure; Publicity. On or before 8:30 a.m., New York local time, on the first Business Day following the date hereof (the "Disclosure Time"), the Company shall issue a press release announcing the signing of this Agreement and describing the terms of the Transactions and any other material, non-public information that the Company may have provided any Purchaser at any time prior to the filing of such press release. From and after the issuance of the press release, no Purchaser shall be in possession of any material, non-public information received from the Company, the Selling Shareholder or any of their respective affiliates, officers, directors, employees or agents, that is not disclosed in the press release. In addition, effective upon the earlier of (i) the Disclosure Time and (ii) the issuance or the press release referenced in the first sentence of this Section 5.2, each of the Company and the Selling Shareholder acknowledges and agrees that any and all confidentiality or similar obligations under any agreement relating to the subject matter hereof, whether written or oral, between the Company and/or the Selling Shareholder, any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any Purchaser or any of their affiliates, on the other hand, shall terminate and be of no further force or effect. Each of the Company and the Selling Shareholder understands and confirms that the Purchasers and their respective affiliates will rely on the foregoing representations in effecting transactions in securities of the Company. The Company shall not publicly disclose the name of any Purchaser or its investment adviser, or include the name of any Purchaser or its investment adviser in any filing with the SEC (other than in a Registration Statement and any exhibits to filings made in respect of this transaction or, subject to review, and the consent of each Purchaser named herein (which shall not be unreasonably withheld or delayed)) in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure and shall reasonably cooperate with such Purchaser regarding such disclosure.

5.3           Sales by Purchasers. Each Purchaser will sell any Shares and, if applicable, held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Shares in violation of federal or state securities laws.

Article 6

CONDITIONS TO CLOSING

6.1           Conditions to Obligations of the Selling Shareholder. The Selling Shareholder’s obligation to complete the purchase and Sale is subject to the waiver by the Selling Shareholder or fulfillment as of the Closing Date of the following conditions:

(a)           Receipt of Funds. Except as otherwise contemplated in Section 1.3, the Selling Shareholder shall have received immediately available funds in the full amount of the Purchase Price for the Shares being purchased hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.

(b)           Representations and Warranties. The representations and warranties made by such Purchaser in Article 4 shall be true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “material adverse effect” in which case such representations and warranties (as so written, including the term “material” or “material adverse effect”) shall be true and correct in all respects as of the Closing Date.

(c)           Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d)           Absence of Litigation. No proceeding challenging this Agreement or the Transactions, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(e)           No Governmental Prohibition. The Sale by the Selling Shareholder shall not be prohibited by any law or governmental order or regulation.

6.2           Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and Sale is subject to the waiver by such Purchaser or fulfillment as of the Closing Date of the following conditions:

(a)           Representations and Warranties. The representations and warranties made by the Company and the Selling Shareholder in Article 2 and Article 3, respectively, shall be true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” in which case such representations and warranties (as so written, including the term “material” or “Material Adverse Effect”) shall be true and correct in all respects as of the Closing Date.

(b)           Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by each of the Company and the Selling Shareholder on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)           Compliance Certificate.

(i)           The Chief Executive Officer of the Company shall have delivered to the Purchasers a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 6.2(a) and 6.2(b), in each case as such conditions relate to the Company, have been fulfilled.

(ii)           The Selling Shareholder shall have delivered to the Purchasers a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 6.2(a) and 6.2(b), in each case as such conditions relate to the Selling Shareholder, have been fulfilled.

(d)           Broker Instructions. The Selling Shareholder shall have delivered to the broker acting as its custodian for the Shares irrevocable instructions instructing such broker to transfer the Shares as held in a brokerage account by the broker to the Purchasers in accordance with the allocation set forth on Exhibit A hereto. Each Purchaser shall have received a statement from the Selling Shareholder’s broker evidencing the transfer of such Shares to such Purchaser on and as of the Closing Date.

(e)           Registration Statement and Prospectus. The Company shall have filed the Registration Statement and shall have delivered or caused to be delivered to each Purchaser the Prospectus with respect to the sale of the Shares by the Selling Shareholder to each Purchaser.

(f)           Continued Trading. From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or NYSE, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on NYSE, nor shall a banking moratorium have been declared either by the United States or New York State authorities, which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

(g)           Absence of Litigation. No proceeding challenging this Agreement or the Transactions, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(h)           No Governmental Prohibition. The Sale by the Selling Shareholder shall not be prohibited by any law or governmental order or regulation.

Article 7

DEFINITIONS

7.1           “Agreement” has the meaning set forth in the preamble.

7.2           “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

7.3           “Bank” has the meaning set forth in Section 2.1(b).

7.4           “Base Prospectus” has the meaning set forth in Section 1.1.

7.5           “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

7.6           “Bylaws” has the meaning set forth in Section 2.3.

7.7           “Certificate of Incorporation” has the meaning set forth in Section 2.3.

7.8           “Closing” has the meaning set forth in Section 1.4.

7.9           “Closing Date” has the meaning set forth in Section 1.4.

7.10         “Commission” has the meaning set forth in Section 1.1.

7.11         “Common Stock” has the meaning set forth in the Recitals(A).

7.12         “Company” means FB Financial Corporation.

7.13         “Company Reports” has the meaning set forth in Section 2.4(c).

7.14         “CRA” has the meaning set forth in Section 2.4(a).

7.15         “Currency and Foreign Transactions Reporting Act” has the meaning set forth in Section 2.4(b).

7.16         “Environmental Laws” has the meaning set forth in Section 2.26.

7.17         “ERISA” has the meaning set forth in Section 2.27.

7.18         "Disclosure Time" has the meaning set forth in Section 5.2.

7.19         “Evaluation Date” has the meaning set forth in Section 2.8.

7.20         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

7.21         “FDIC” has the meaning set forth in Section 2.4(a).

7.22         “Federal Reserve” has the meaning set forth in Section 2.4(a).

7.23         “Financial Statements” means the financial statements of the Company included in the SEC Documents.

7.24         “GDPR” has the meaning set forth in Section 2.35.

7.25         “Intellectual Property” has the meaning set forth in Section 2.11.

7.26         “Investment Company Act” has the meaning set forth in Section 2.13.

7.27         “IT Systems and Data” has the meaning set forth in Section 2.34.

7.28         “Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, results of operations or financial condition of the Company, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the Transactions.

7.29         “Material Agreements” has the meaning set forth in Section 2.7.

7.30         “Money Laundering Laws” has the meaning set forth in Section 2.20.

7.31         “NYSE” means the New York Stock Exchange.

7.32         “OFAC” has the meaning set forth in Section 2.29.

7.33         “PCAOB” has the meaning set forth in Section 2.17.

7.34         “Permits” has the meaning set forth in Section 2.5(d).

7.35         “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

7.36         “Personal Data” has the meaning set forth in Section 2.35.

7.37         “Policies” has the meaning set forth in Section 2.35.

7.38         “Privacy Laws” has the meaning set forth in Section 2.35.

7.39         “Prospectus” has the meaning set forth in Section 1.1

7.40         “Prospectus Supplement” has the meaning set forth in Section 1.1.

7.41         “Purchase Price” has the meaning set forth in Section 1.2.

7.42         “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

7.43         The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

7.44         “Registration Statement” has the meaning set forth in Section 1.1.

7.45         “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

7.46         “Sale” has the meaning set forth in the Recitals(A).

7.47         “Sanctioned Countries” has the meaning set forth in Section 2.29.

7.48         “SEC” means the United States Securities and Exchange Commission.

7.49         “SEC Documents” has the meaning set forth in Section 2.7.

7.50         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

7.51         “Selling Shareholder” has the meaning set forth in the preamble.

7.52         “Shares” has the meaning set forth in the Recitals(A).

7.53         “Short Sales” has the meaning set forth in Section 4.7.

7.54         “Subsidiary” of any Person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

7.55           “Transactions” shall mean the transactions contemplated hereby (including the Sale).

7.56           “USA PATRIOT Act” has the meaning set forth in Section 2.4(a).

Article 8

GOVERNING LAW; MISCELLANEOUS

8.1           Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

8.2           Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or e-mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

8.3           Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

8.4           Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

8.5           Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Any amendment or waiver by a party effected in accordance with this Section 8.5 shall be binding upon such party, including with respect to any Shares purchased under this Agreement at the time outstanding and held by such party (including securities into which such Shares are convertible and for which such Shares are exercisable) and each future holder of all such securities.

8.6           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:

FB Financial Corporation

1221 Broadway, Suite 1300

Nashville, Tennessee 37203

Attn: Beth W. Sims

bsims@firstbankonline.com

With a copy to:

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309-3424

Attn: Mark C. Kanaly

mark.kanaly@alston.com

Kyle G. Healy

kyle.healy@alston.com

If to the Selling Shareholder:

Estate of James W. Ayers

2 Maryland Way, Suite 230

Brentwood, Tennessee 37027

Attention: Steven Simmons

Email: steven.simmons@ayersasset.com

With a copy to:

Hogan Lovells US LLP

555 13th Street NW

Washington, DC 20004

Attn: Brian O‘Fahey

brian.ofahey@hoganlovells.com

Nick Hoover

nick.hoover@hoganlovells.com

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

8.7           Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. No party hereto may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto.

8.8           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.9           Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the Transactions.

8.10         No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.11         Equitable Relief. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers, the Selling Shareholder and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate..

8.12         Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company, the Selling Shareholder and the Purchasers herein shall survive the Closing.

8.13         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and none of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates with respect to such obligations or the Transactions. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company, the Selling Shareholder and a Purchaser, as applicable, solely, and not between the Company, the Selling Shareholder and the Purchasers collectively and not between and among the Purchasers.

8.14         Termination. This Agreement shall terminate without any further action by any party hereto if the Closing does not occur on or prior to November 21, 2025.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Share Purchase Agreement to be duly executed as of the date first above written.

FB Financial Corporation

By:
Name:
Title:

[Signature Page to Share Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Share Purchase Agreement to be duly executed as of the date first above written.

Selling Shareholder

By:
Name:
Title:

[Signature Page to Share Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Share Purchase Agreement to be duly executed as of the date first above written.

Purchaser:

By:

Name:

Title:

Address:

Facsimile:

[Signature Page to Share Purchase Agreement]

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Shares	Purchase Price
Total	2,162,052	$111,345,678